Exhibit 99.1

Proprietary & Confidential Information
Disclaimer
This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding possible or assumed future results of operations, business strategies, development plans, regulatory activities, competitive position, potential growth opportunities, and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements of EverQuote, Inc. (“the Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,”
“should,” “expect,” “plan,” “project,” “estimate,” or “potential” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The
Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements, including as a result of the risks described in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and the other filings that the Company makes with the Securities and Exchange Commission from time to time. Moreover, new risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.
The Company’s presentation also contains estimates, projections, and other information concerning the Company’s industry, the Company’s business and the markets for certain of the Company’s products and services, including data regarding the estimated size of those markets. Information that is based on estimates, forecasts, projections, market research, or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances reflected in this information. Unless otherwise expressly stated, the Company obtained this industry, business, market and other data from reports, research surveys, studies and similar data prepared by market research firms and other third parties, from industry, general publications, and from government data and similar sources.
We present adjusted EBITDA as a non-GAAP measure, which is not a substitute for or superior to, other measures of financial performance prepared in accordance with U.S. GAAP.  A reconciliation of adjusted EBITDA to the most directly comparable GAAP measure is included in the Appendix to these slides.

Proprietary & Confidential Information
Key Investment Highlights
Largest online marketplace for insurance shopping in the U.S.
1
$123bn in annual industry advertising and distribution spend, with spend shifting online
Efficient solution to structural market challenges, with benefits for consumers and providers
Compelling marketplace business model with broad insurance carrier and agent participation
Unique data and technology driving significant network effects and competitive moat
Leveraged platform enabling rapid expansion into new verticals
Compelling history of revenue growth and financial performance
1
Based
on
number
of
visits
to
EverQuote.com
compared
to
other
non-carrier
specific
insurance
websites
according
to
SimiliarWeb
during
first
quarter
2019.

Market Opportunity & Business Model

Proprietary & Confidential Information
$
123bn
U.S. Non-health insurance sales,
marketing and distribution spend
Large and Expanding TAM
$200mn
1
EverQuote
2019 revenue guidance midpoint
Source: Company data, S&P Global Market Intelligence SNL Insurance Data, IIABA.
1
EverQuote
is
not
reaffirming
this
guidance
as
of
the
date
of
this
presentation
and
makes
no
statement
with
respect
this
guidance
other
than
such
guidance
was
provided
by
EverQuote
as
of
May
6,
2019.
Growth drivers
$
9.3bn
U.S. Total Insurance
advertising spend
consumer time
spent online
Continued shift of
Continued
shift
of
acquisition spend
online
Continued shift to
digitization of
insurance
products and
workflows

Proprietary & Confidential Information
Marketplace Aligns Consumers &  Providers
Premium
2017 BMW
Zip 20012
8K miles / year
Typical coverage
$500K injury
Standard
2017 Nissan Leaf
Zip 90210
6K miles / year
Typical coverage
$100K / $300K
Non-standard
2013 Honda Civic
Zip 10016
2 tickets
Coverage
State minimum
Provider
(premium)

Proprietary & Confidential Information
70% of insurance consumers
shop online
But, 80% of policies still
closed offline
Source: 2015 comScore survey
Consumers cite the desire to speak to an agent as top reason for not buying online
Online to Offline Sales Journey

Welcome to EverQuote!
The fast, free, and easy way to compare car insurance quotes!
GEICO
Allstate
Liberty Mutual
StateFarm
PROGRESSIVE
COUNTRY
Nationwide
USAA

EVERQUOTE

Proprietary & Confidential Information
More Efficient Acquisition for Providers
Consumers Save Time and Money
Business Model: Benefits
Consumers
•
Large volume of high intent consumers
•
Target based consumer attributes
•
Consistent new acquisition ROI
•
Single starting point
•
Match and connect for multiple quotes
•
Average Savings $610 per year
1
Insurance Providers
1
-
Estimated
average
annual
premium
savings
of
$610
based
on
a
countrywide
survey
between
November
2018
and
April
2019
of
EverQuote
users
that
reported
old
and
new
premiums.

On a budget? There's car insurance...
EverQuote
On a budget? There's car insurance out there for you!
Budget
$$$
EVERQUOTE.COM
Low-Income Car Insurance | EverQuote.com
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Comment
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You, Eugene Suzuki and 6 others
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EVERQUOTE
For Agents
MENU
Welcome to EverQuote! The fast, free, and easy way to shop for insurance!
Start comparing your personalized auto insurance quotes in just minutes. We will match you with insurers that best fit your needs and budget.
Let's start with your ZIP:
Enter Your ZIP
How can we help you?
Please select
How many vehicles would you like to insure?
EVERQUOTE
For Agents
MENU
Recommended Matches
Albert, we've sorted through 41 options and recommend 5 matches based on your profile in Beverly Hills, California.
Why don't I see prices?
metromile
Pay pennies* per-mile for better car insurance.
*Seriously, pennies.
Drive under 30 miles a day? You could cut your bill in half.
Full coverage options priced fairly for those who drive less.
As featured in Forbes, Time, CNN and many more.
$74.94
$46.19
Confirm My Quote

GEICO
PROGRESSIVE
State Farm
USAA

Allstate
Plymouth Rock Assurance
Liberty Mutual
Lemonade

Mutual of Omaha
MetLife
Efinancial
AIG

EVERQUOTE

Proprietary & Confidential Information
Consumer Journey from Ad to Provider Matching
Targeted, bid-informed,
dynamic creatives
attract consumers
Adaptive workflow
minimizes steps and
increases conversion
rates
Alignment algorithms
match optimal referral
partners from our
network of providers
Auto
Home & Renters
Life
Future Verticals
Auction
Alignment
Bidding

Finalize Your Quotes Online

Matches Reaching Out To You
State Farm
Robert Cole
Elephant

EVERQUOTE

Proprietary & Confidential Information
Provider Campaign Setup to Policy Sales
Multiplicative, Multi-factor Models OR ML Driven CPA Targeting
Pre-configured Segments & Easy to use Geographic Optimization Tools
Sophisticated Enterprise Campaign Management
Simplified Agency/SMB Campaign Wizards
Online & Offline Results
Matched to Each User
Auction
Alignment
Bidding

Powerful Data Driven Platform & Growth Opportunities

Proprietary & Confidential Information
Data and Tech Stack Drives Growth and Leverage
Proprietary Acquisition Platform
•
Direct Ad Platform Integrations
•
Bid & Creative Automation
•
Adaptive Workflows
•
ML Driven Personalization
Multi-Vertical Provider Platform
•
Click, Lead & Call Products
•
Granular Consumer Segmentation
•
Click2Quote & Pre-fill Integrations
•
ML Driven Yield Management
EverBid
PRO
*
Planned Verticals
**
Example Verticals
Growth of Consumer Volume, Provider Diversity and Product Verticals
EverBase
Search
Display
Social
Organic
Email
Video
Affiliates
Mobile
Auto
Home
Renters
*
Life
Health
*
Commercial
*
Valuables
**
RV, Boat & MC
**

Proprietary & Confidential Information
Data Assets Create Significant Competitive Moat
300+
Acquisition Channels
158bn
Cumulative
Ad Impressions Served
$512mm
Cumulative
Digital Ad Spend
48mm
Cumulative
Quote Requests
1billion
Consumer Submitted
Data Points
Note:  Cumulative figures since launch through 2/20/2019
Source: Company data, Facebook, Statista, comScore & OperaMedia

Proprietary & Confidential Information
Levers Driving Future Growth
Increase
Provider Coverage
Attract
More Consumers
Launch
New Verticals
Expand Consumer
and Carrier Engagement
Leverage
Secular
Shift Online

EVERDRIVE
Cambridge to Somerville
18 min
Scoring Overview
Acceleration
Braking
Cornering
Speeding
Phone Distraction
Swipe Left for Details
EVERDRIVE
Trends
Trips
Habits
91.5 CURRENT SCORE
308 MILES DRIVEN
Days
Weeks
Months
91
ACCELERATION
92
BRAKING
EVERDRIVE
Massachusetts Leaderboard
1 Juliaw 97.6
2 Anna Riley 95.6
3 CRampello14 94.7
4 murphybrian2... 90.4
5 sgriffin10 89.5
6 MeganP35 88.8
7 Lawrence Alva... 88.8

EVERQUOTE

Proprietary & Confidential Information
EverDrive: Social Safe-Driving Mobile App
•
Uses smartphone sensors and
telematics to assess driving
performance
•
Provides drivers with actionable
feedback on becoming a safer
driver
•
Social features enable positive
competition with family and
friends

Drive Safe and Save
We're rewarding EverDrivers with Safe Driving discounts on auto insurance.
Your driving score may qualify you for an insurance discount. We'll take your anonymous driving data and negotiate on your behalf. When you qualify for a discount, you'll be the first to know.
Participating will never raise your existing insurance premium!
7:42
Count Me In!

8:17
Tuesday, August 2
EverDrive
now
Your safe driving has qualified you for a 30% discount
slide to unlock

EVERDRIVE
About
Offers
Your Policy
POLICY DETAILS
30% Discount
6 Month Offer
On-Going Score Required
1234567890
09/09/2017
03/09/2018

EVERQUOTE

Proprietary & Confidential Information
EverDrive
Seamlessly Connects Drivers with Savings
•
Users opt-in to anonymously
receive safe driving offers
•
Seamless integrations connect
them to carriers for purchase
•
Policy details and consumer
relationship remain within
EverDrive
experience
•
Launched with first carrier in
September 2018, expanded to
12 states in 1Q’2019 and 24
states in 2Q’2019
Carrier Partner #1
Contact Carrier #1

Financial Overview

Proprietary & Confidential Information
Track Record of Strong Growth
Revenue ($mm)
0
20
40
60
80
100
120
140
160
180
$163.3
2013
2015
2016
2017
2018
2014
$163.3
$126.2
$122.8
$96.8
$61.9
$45.6
29%
Total Revenue
CAGR 2013-2018

Proprietary & Confidential Information
$0mm
$20mm
$40mm
$60mm
$80mm
$100mm
$120mm
$140mm
$160mm
2013
2014
2015
2016
2017
2018
Direct revenue ($mm)
26%
58%
65%
81%
85%
90%
74%
42%
35%
19%
15%
10%
2013
2014
2015
2016
2017
2018
Direct
Indirect
Direct vs. indirect distribution share
Shift to Direct Has Driven Growth
65% CAGR
2013-2018
146.6
107.3
99.5
62.9
35.9
11.9

Proprietary & Confidential Information
Variable Marketing Margin
6.9
11.9
23.4
33.8
37.6
48.0
15.2%
19.2%
24.2%
27.5%
29.7%
29.4%
0%
5%
10%
15%
20%
25%
30%
35%
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
2013
2014
2015
2016
2017
2018
Historic online acquisition efficiency
Variable Marketing Margin ($mm)
47% CAGR
2013-2018

Proprietary & Confidential Information
Traffic leverage: Target advertising
opportunities leveraging expertise and technology
Home & Life: Efficient Upside and Future Diversification
Home & Life Revenue ($mm)
$4.8
$7.2
Q1'18
Q1'19
$3.1
$22.2
2016
2017
2018
Significant operating leverage, having already achieved
attractive economics and high growth with only a modest increase in headcount
Growth drivers
Sales leverage: Ability to
cross-sell traffic to existing customers
50% y/y
Growth
165% CAGR
2016-2018
$6.9

Proprietary & Confidential Information
Note: Adjusted EBITDA is a non-GAAP metrics, refer to financial reconciliation for additional detail
First Quarter 2019 Highlights
Revenue increased 28% year-over-year
to $52.2 Million
GAAP Net Loss of $4.4 Million
Adjusted EBITDA of $(1.3) Million
Increased Full Year 2019 Revenue, VMM
& Adjusted EBITDA Guidance
Variable Marketing Margin (VMM)
increased 25% year-over-year to $13.9
Million
7
of the Company’s top 10
providers
expanded spend over the prior year
EverQuote
added 6
new and 14
expanded partial technology integrations
with providers

Proprietary & Confidential Information
Key Investment Highlights
Largest online marketplace for insurance shopping in the U.S.
$123bn in industry advertising and distribution spend that is shifting online
Efficient solution to structural market challenges, with benefits for consumers and providers
Compelling marketplace business model with broad insurance carrier and agent participation
Unique data and technology driving significant network effects and competitive moat
Leveraged platform enabling rapid expansion into new verticals
Compelling history of revenue growth and financial performance
1
Based
on
number
of
visits
to
EverQuote.com
compared
to
other
non-carrier
specific
insurance
websites
according
to
SimiliarWeb
during
first
quarter
2019.
Our mission –
be the largest online source of insurance policies by using
data and technology to make insurance decisions simpler and coverage more affordable
1

NASDAQ: EVER

Appendix

Proprietary & Confidential Information
Key Metrics Definitions
Metric
Definition
Quote Requests
Quote requests are consumer-submitted website forms that contain the data required to provide an insurance quote, quote requests we receive through offline channels such as telephone calls, quote requests via our EverDrive
app, and quote requests submitted directly to third-party partners. As we attract more consumers to our platform and they complete quote requests, we are able to refer them to our insurance provider customers, selling more referrals while also collecting data, which we use to improve user experience, conversion rates and consumer satisfaction.
Variable Marketing
Margin
Beginning in the first quarter of 2019, we revised our definition of variable marketing margin, or VMM, as revenue, as reported in our statements of operations and comprehensive loss, less advertising costs (a component of sales and marketing expense, as reported in our statements of operations and comprehensive loss). We use VMM to measure the efficiency of individual advertising and consumer acquisition sources and to make trade-off decisions to manage our return on advertising. Under our previous definition of VMM, our VMM for the three months ended March 31, 2018 was $11.7 million as advertising costs used in our previously defined VMM calculation excluded advertising costs related to our EverDrive
app and advertising costs not related to obtaining quote requests.
Adjusted EBITDA
We define adjusted EBITDA as net loss, adjusted to exclude: stock-based compensation expense, depreciation and amortization expense, interest expense and the provision for (benefit from) income taxes. We monitor and
present adjusted EBITDA because it is a key measure used by our management and board of directors to understand and evaluate our operating performance, to establish budgets and to develop operational goals for managing our business.

Proprietary & Confidential Information
Reconciliation of Adjusted EBITDA
Three Months
Ended March 31
Twelve Months
Ended December 31
2019
2018
2018
2017
Net loss
(4,382)
(1,328)
(13,791)
$(5,071)
Stock-based compensation
2,750
567
7,121
1,860
Depreciation
and amortization
481
294
1,341
1,360
Interest (income) expense,
net
(184)
93
(121)
382
Adjusted EBITDA
(1,335)
(374)
(5,450)
$(1,469)
(in thousands $)